                                                                 EXHIBIT 10.44.1

                  [LETTERHEAD OF IMPERIAL BANK APPEARS HERE]

November 29, 1997




Mr. Arthur H. Sutter
Chairman
Sutter Mortgage Corporation
2140 North Broadway
Walnut Creek, CA 94596

Re: Loan #00718006937/3 $10,000,000.00 Mortgage Warehouse Line of Credit
    Loan #00718006937/6 $150,000.00 Revolving Line of Credit


Dear Art:

Imperial Bank has approved an extension of your credit facilities shown above ("Loans") as evidenced by those certain notes dated November 30, 1996, in the original principal amounts of $10,000,000.00 and $150,000.00, respectively, executed by Sutter Mortgage Corporation in favor of Imperial Bank ("Notes"), from their current maturity of November 29, 1997 to March 6, 1998.

Except as modified and extended hereby, all existing documentation, including without limitation, the Notes, as amended hereby, executed by Sutter Mortgage Corporation in connection with the Loans remains in full force and effect.




Sincerely,

/s/ Paul S. Ng

Paul S. Ng
Vice President